INCOME TAXES	6 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The following table accounts for the difference between the actual tax provision and the amounts obtained by applying the statutory U.S. federal income tax rate of 35.0% to income before taxes.

	Three Months Ended June 30,		Six Months Ended June 30,
Effective Tax Rate Reconciliation (Percent)	2016	2015	2016	2015
Statutory federal tax rate	35.0%	35.0%	35.0%	35.0%
Foreign rate differential	14.0	(0.2)	1.5	(0.2)
U.S. tax on foreign earnings	(13.7)	—	(1.4)	—
Domestic manufacturing/export tax incentive	—	(1.2)	—	(1.6)
Salt depletion	40.1	(0.3)	9.6	(0.5)
Dividends paid to CEOP	3.4	(0.6)	0.6	(0.6)
State income taxes, net	21.8	0.8	5.6	0.8
Change in valuation allowance	(1.0)	1.3	(0.3)	1.3
Change in tax contingencies	(20.6)	0.1	(5.1)	0.2
Return to provision	18.9	(1.6)	5.7	(1.3)
Impact of tax rate changes	—	0.4	—	0.3
Other, net	(2.1)	(0.1)	(0.4)	0.1
Effective tax rate	95.8%	33.6%	50.8%	33.5%

Under ASC 740 “Income Taxes” (ASC 740), companies are required to apply their estimated annual tax rate on a year-to-date basis in each interim period. Under ASC 740, companies should not apply the estimated annual tax rate to interim financial results if the estimated annual tax rate is not reliably predictable. In this situation, the interim tax rate should be based on the actual year-to-date results. Based on our year-to-date pretax losses and full year pretax projections as of June 30, 2016, as well as the existence of large favorable permanent book-tax differences, a reliable projection of our annual effective tax rate has been difficult to determine, producing significant variations in the customary relationship between income tax expense and pretax book income in interim periods, as a small change in forecasted pretax income could cause a significant change in the estimated annual effective tax rate. Consequently, the effective tax rates for the three and six months ended June 30, 2016 are determined based on year-to-date results rather than utilizing the method of calculating an estimated annual effective tax rate which was used up until the period ended March 31, 2016. The year-to-date actual discrete method will be applied for the remainder of 2016.

The effective tax rate for the three months ended June 30, 2015 included the cumulative effect of changes to our annual estimated effective tax rate from prior quarters.

The effective tax rates for the three and six months ended June 30, 2016 and 2015 included a benefit of $4.5 million and $1.0 million, respectively, associated with a return to provision adjustment for the finalization of our prior years’ U.S. federal and state income tax returns. The June 30, 2016 return to provision adjustment included $14.2 million of benefit primarily associated with a change in estimate related to the calculation of salt depletion and $9.7 million of expense associated with the correction of an immaterial error related to non-deductible acquisition costs. The effective tax rates for the three and six months ended June 30, 2016 included an expense of $4.9 million and $4.0 million, respectively, related to changes in uncertain tax positions for prior tax years. The effective tax rates for the three and six months ended June 30, 2015 included an expense of $0.1 million and $0.3 million, respectively, related to changes in uncertain tax positions for prior tax years. The effective tax rates for the three and six months ended June 30, 2015 also included an expense of $0.3 million related to the remeasurement of deferred tax balances due to an increase in state effective tax rates.

The condensed balance sheets include income tax receivables that are classified as other noncurrent assets of zero, $1.5 million and $1.5 million at June 30, 2016, December 31, 2015 and June 30, 2015, respectively.

As of June 30, 2016, we had $37.5 million of gross unrecognized tax benefits, which would have a net $35.8 million impact on the effective tax rate, if recognized. As of June 30, 2015, we had $35.0 million of gross unrecognized tax benefits, of which $33.8 million would have impacted the effective tax rate, if recognized. The amount of unrecognized tax benefits was as follows:

	June 30,
	2016	2015
	($ in millions)
Balance at beginning of year	$35.1	$36.1
Increases for prior year tax positions	5.7	—
Decreases for prior year tax positions	(1.8)	—
Increases for current year tax positions	0.9	—
Settlement with taxing authorities	(2.1)	(1.1)
Reductions due to statute of limitations	(0.3)	—
Balance at end of period	$37.5	$35.0

As of June 30, 2016, we believe it is reasonably possible that our total amount of unrecognized tax benefits will decrease by approximately $10.6 million over the next twelve months. The anticipated reduction primarily relates to settlements with taxing authorities and the expiration of federal, state and foreign statutes of limitation.

We operate globally and file income tax returns in numerous jurisdictions. Our tax returns are subject to examination by various federal, state and local tax authorities. Our U.S. federal income tax returns are under examination by the Internal Revenue Service (IRS) for tax years 2008 and 2010 to 2012. In connection with the Acquisition, TDCC retained liabilities relating to taxes to the extent arising prior to the Closing Date. We believe we have adequately provided for all tax positions; however, amounts asserted by taxing authorities could be greater than our accrued position. For our primary tax jurisdictions, the tax years that remain subject to examination are as follows:

Tax Years
U.S. federal income tax	2008; 2010 - 2015
U.S. state income tax	2006 - 2015
Canadian federal income tax	2012 - 2015
Brazil	2014 - 2015
Germany	2015
China	2014 - 2015
The Netherlands	2014 - 2015
South Korea	2014 - 2015
Hong Kong	2015